Exhibit (8)(l)(ii)

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

                                     Between

                           THE DREYFUS CORPORATION AND
                       CONSECO VARIABLE INSURANCE COMPANY


THIS AMENDMENT TO THE FUND PARTICIPATION AGREEMENT is made as of the 21st day of March 2002 between CONSECO VARIABLE INSURANCE COMPANY ("Conseco"), a Texas Corporation and each of DREYFUS VARIABLE INVESTMENT FUND; THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND); and DREYFUS INVESTMENT PORTFOLIOS (each a "Fund").

                                   WITNESSETH

     WHEREAS, Dreyfus and Conseco entered into a Fund Participation Agreement as of May 1, 1995 ("Agreement") under which shares of the Funds are made available to the Separate Accounts of Conseco for the benefit of Conseco contract holders; and

     WHEREAS, Dreyfus and Conseco desire to amend the Agreement:

     NOW THEREFORE, it is agreed as follows:

     (1) Article I, Paragraph 1.12 "Separate Account" of the Agreement, is hereby deleted in its entirety and replaced with the following paragraph 1.12:

          "Separate Account" shall mean Conseco Variable Separate Accounts as follows:
          Conseco Variable Annuity Account C
          Conseco Variable Annuity Account E
          Conseco Variable Annuity Account F
          Conseco Variable Annuity Account G
          Conseco Variable Annuity Account H
          Conseco Variable Annuity Account I
          Conseco Variable Account L

     (2) Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

                                         CONSECO VARIABLE INSURANCE COMPANY

                                              By it authorized officer

                                              By: /s/ Matthew J. Zimpfer
                                                  ------------------------------
                                                      Matthew J. Zimpfer
                                              Title:  Vice President
                                              Date:  April 4, 2002


                                         DREYFUS VARIABLE INVESTMENT FUND

                                              By its authorized officer

                                              By:  Signature
                                                   -----------------------------

                                              Title:  Assistant Secretary
                                              Date:  April 16, 2002

                                         THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
                                         FUND, INC

                                              By its authorized officer

                                              By:  Signature
                                                   -----------------------------

                                              Title:  Secretary
                                              Date:  April 16, 2002

                                         DREYFUS LIFE AND ANNUITY INDEX FUND,
                                         INC. (d/b/a DREYFUS STOCK INDEX FUND)

                                              By its authorized officer

                                              By:  Signature
                                                   -----------------------------

                                              Title:  Assistant Secretary
                                              Date:  April 16, 2002

                                         DREYFUS INVESTMENT PORTFOLIOS

                                              By its authorized officer
                                              By:  Signature
                                                   -----------------------------

                                              Title:  Secretary
                                              Date:  April 16, 2002